SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  March 15, 2004
                      ------------------------------------


                  CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                     CITIBANK CREDIT CARD MASTER TRUST I
                   (Issuer of the Collateral Certificate)
                                      and
                       CITIBANK CREDIT CARD ISSUANCE TRUST
                   (Issuer of the Citiseries Class A notes,
                       Class B notes and Class C notes)

               (Exact name of registrant as specified in charter)


                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)

                                    333-80743
                                    333-52984
                                    333-91326
                                    333-103013
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)





                                       1


ITEM 5. OTHER EVENTS.

     Citibank Credit Card Issuance Trust (the "issuer") has issued Class A notes, Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuer and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee. The issuer's primary asset -- and its primary source of funds for the payment of principal of and interest on the notes -- is a collateral certificate issued by Citibank Credit Card Master Trust I (the "master trust") to the issuer. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

     Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly issuer's report containing information regarding the notes of the Citiseries, the Master Trust's assets and the collateral certificate for the due period ending February 24, 2004 and the related payment dates for the notes delivered pursuant to Section 907 of the Indenture.












                                          2



Item 7(c).     Exhibits

               Exhibits       Description
               --------       -----------

99.1 Monthly Issuer's Report for the Due Period ending February 24, 2004 and the related Payment Dates for the Notes.











                                          3

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), National Association, as Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust and
                                as Servicer of Citibank Credit Card
                                   Master Trust I



                              By: /s/ Douglas Morrison
                             --------------------------------
                              Douglas Morrison
                              Vice President

Dated:  March 15, 2004


                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 24, 2004
==============================================================================

This Report relates to the Due Period ending Feb 24, 2004 and the related Payment Dates for the Notes.

A.   Information Regarding the Master Trust portfolio
     -------------------------------------------------

1. Portfolio Yield for the Collateral Certificate .........             9.19%

       Yield Component  ...................................            16.14%

       Credit Loss Component  .............................             6.95%

2. New Purchase Rate  .....................................            14.90%

3. Total Payment Rate  ....................................            16.86%

4. Principal Payment  Rate  ................................           15.99%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  78,939,309,870

     Average  ............................................  $  77,793,466,239

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  77,325,116,508

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  71,708,922,490
         5-34 days delinquent  ...........................  $   3,159,316,767
        35-64 days delinquent  ...........................  $   1,090,855,828
        65-94 days delinquent  ...........................  $     723,692,668
       95-124 days delinquent  ...........................  $     592,411,065
      125-154 days delinquent  ...........................  $     496,271,992
      155-184 days delinquent  ...........................  $     443,822,427

      Current  ...........................................             91.68%
         5-34 days delinquent  ...........................              4.04%
        35-64 days delinquent  ...........................              1.39%
        65-94 days delinquent  ...........................              0.93%
       95-124 days delinquent  ...........................              0.76%
      125-154 days delinquent  ...........................              0.63%
      155-184 days delinquent  ...........................              0.57%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 24, 2004
==============================================================================

                                                            Current Due        Current Due
                                                            Period on an       Period on a
                                                            Actual Basis (1)   Standard Basis (1)
B. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Percentage Basis)

  1. Portfolio Yield                                         9.19%              9.19%
  2. Weighted Average Note Rate                              1.59%              1.59%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                                 0.37%              0.37%
         Others                                              0.01%              0.01%
  4. Surplus Finance Charge Collections                      7.22%              7.22%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account             6.48%              6.48%
  6. Required Surplus Finance Charge Amount                  0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount                 7.22%              7.22%
     minus Required Surplus Finance Charge Amount

C. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Dollars Basis)

  1. Total Investor Collections                         $ 9,194,470,538         $ 9,194,470,538
         Principal Collections                          $ 8,540,168,108         $ 8,540,168,108
         Finance Charge Collections                     $   654,302,430         $   654,302,430
  2. Investor Default Amount                            $   283,953,068         $   283,953,068
  3. Investor Monthly Interest                          $    69,908,331         $    69,908,331
  4. Investor Monthly Fees
         Fixed Servicing Fees                           $    16,470,781         $    16,470,781
         Others                                         $       285,847         $       285,847
  5. Surplus Finance Charge Collections                 $   283,684,403         $   283,684,403
  6. Required Surplus Finance Charge Collections        $             0         $             0
  7. Aggregate Surplus Finance Charge Amount            $   283,684,403         $   283,684,403
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue
     from January 28, 2004     to February 24, 2004   , 28 days, or
     February 6 , 2004    to March 4 , 2004      , 28 days (standard basis).
                                      Page 5
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 24, 2004
==============================================================================

D. Information Regarding Regarding Notes of Citiseries
   ----------------------------------------------------
   (Aggregate Basis)

  1a.  Class A Outstanding Dollar Principal Amount   ............   $47,178,750,000
       For all Classes except Class 2001-A3 (Dakota) ............   $33,678,750,000
       For Class 2001-A3 (Dakota) ...............................   $13,500,000,000
  1b.  Class B Outstanding Dollar Principal Amount   ............   $ 2,140,000,000
  1c.  Class C Outstanding Dollar Principal Amount   ............   $ 4,100,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account .....   $    53,470,982
  2b.  Targeted Deposit to Class B Interest Funding Account .....   $     2,535,027
  2c.  Targeted Deposit to Class C Interest Funding Account .....   $    13,902,322
  3a.  Balance in the Class A Interest Funding Account  .........   $   116,845,145
  3b   Balance in the Class B Interest Funding Account  .........   $     8,891,149
  3c   Balance in the Class C Interest Funding Account  .........   $    49,239,801
  4a.  Targeted Deposit to Class A Principal Funding Account ....   $             0
  4b.  Targeted Deposit to Class B Principal Funding Account ....   $             0
  4c.  Targeted Deposit to Class C Principal Funding Account ....   $             0
  5a.  Balance in the Class A Principal Funding Account  ........   $             0
  5b.  Balance in the Class B Principal Funding Account  ........   $             0
  5c.  Balance in the Class C Principal Funding Account  ........   $             0
  6.   Targeted  Deposit to Class C Reserve Account .............   $             0
  7.   Balance in the Class C Reserve Account  ..................   $             0

   Data Applicable to all Classes Except 2001-A3 (Dakota)
   -------------------------------------------------------
  8a.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class B Notes  ............   $ 2,014,969,302
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          5.98291%
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes  ............   $ 2,686,624,613
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          7.97721%
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes  ............   $ 2,853,333,262
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount  .................................        133.33333%

   Data Applicable only to Class 2001-A3 (Dakota) (1)
   -------------------------------------------------------
  9a.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class C Notes  .........   $   938,502,450
  9b.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          6.95187%
  9c.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class B Notes  .........   $             0
  9d.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          0.00000%


-----------------------------------------------------------------------------
(1) All conditions precedent were satisfied for the issuance of new tranches of Dakota CP Notes during Due Period ending February 24, 2004, including the condition that the weighted average remaining life to Expected Principal Payment Date of all Dakota CP Notes be 60 days or less.

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 24, 2004
==============================================================================

   Data Applicable to all Classes
   -------------------------------
   10a. Reduction in the Class A Nominal Liquidation
        Amount resulting from an allocation
        of Investor Charge-Offs  ................................   $            0
   10b. Reduction in the Class B Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A Notes  ...........   $            0
   10c. Reduction in the Class C Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A or Class B Notes .   $            0
   11a. Reimbursement of Class A Nominal Liquidation Amount  ....   $            0
   11b. Reimbursement of Class B Nominal Liquidation Amount  ....   $            0
   11c. Reimbursement of Class C Nominal Liquidation Amount  ....   $            0

E. Information Regarding Distributions to Noteholders of Citiseries
   -----------------------------------------------------------------
   (Aggregate Basis)
   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates  .........................   $   35,927,815
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates  .........................   $    7,603,649
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates  .........................   $   25,276,183
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Notes      ........   $            0
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Notes      ........   $            0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Notes      ........   $            0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Notes       ........   $   35,927,815
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Notes       ........   $    7,603,649
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Notes       ........   $   25,276,183
   4a. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class A Notes exceeds
       the Class A Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4b. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class B Notes exceeds
       the Class B Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4c. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class C Notes exceeds
       the Class C Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0

                                      Page 5
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 24, 2004
==============================================================================

F. Information Regarding Notes of Citiseries (2)
   ----------------------------------------------
   (Individual Tranche Basis)

1. Outstanding Dollar Principal Amount, Interest Payments and Deposits to
      Interest Funding Sub-Accounts

  Class/        Outstanding    Monthly     Targeted    Actual     Cumulative  Interest     Interest
  Tranche       Dollar         Accretion   Interest    Interest   Shortfall   Funding      Payment
                Principal                  Monthly     Monthly    In Interest Sub-Account  On Payment
                Amount                     Deposit     Deposit    Funding     Balance      Date
                                                                  Sub-Account
------------- --------------- ----------- ----------- ----------- ----------- ----------- ------------
Class 2000-A1   1,500,000,000           0   1,453,106   1,453,106           0   8,344,565           0
Class 2000-A3   1,000,000,000           0   1,003,238   1,003,238           0   4,507,024           0
Class 2000-B1     350,000,000           0     381,137     381,137           0           0   2,615,095
Class 2000-B2     150,000,000           0     154,125     154,125           0     342,500           0
Class 2000-C1     600,000,000           0   3,725,000   3,725,000           0           0  22,350,000
Class 2000-C2     200,000,000           0     265,500     265,500           0     590,000           0
Class 2001-A1   1,500,000,000           0   1,516,667   1,516,667           0   1,516,667           0
Class 2001-A2   2,250,000,000           0   2,187,500   2,187,500           0   2,187,500           0
Class 2001-A3  13,500,000,000           0  13,683,351  13,683,351           0           0  13,683,351
Class 2001-A4   1,108,750,000           0   1,224,790   1,224,790           0   2,449,580           0
Class 2001-A5   1,250,000,000           0   1,229,731   1,229,731           0           0   3,858,811
Class 2001-A6   1,250,000,000           0   1,189,266   1,189,266           0   4,089,429           0
Class 2001-A7     420,000,000           0     395,325     395,325           0     395,325           0
Class 2001-A8   1,750,000,000           0   5,979,167   5,979,167           0  17,937,500           0
Class 2001-B1     350,000,000           0     425,250     425,250           0     945,000           0
Class 2001-B2     390,000,000           0     515,626     515,626           0           0   1,617,999
Class 2001-C1     500,000,000           0     825,000     825,000           0   1,833,333           0
Class 2001-C2     250,000,000           0     342,162     342,162           0           0     342,162
Class 2001-C3     500,000,000           0   2,770,833   2,770,833           0  11,083,333           0
Class 2001-C4     100,000,000           0     155,458     155,458           0           0     155,458
Class 2002-A1   1,000,000,000           0     939,206     939,206           0     939,206           0
Class 2002-A1   1,000,000,000           0   1,082,465   1,082,465           0           0   1,082,465
Class 2002-A2   1,000,000,000           0     862,500     862,500           0     862,500           0
Class 2002-A3   1,000,000,000           0     878,063     878,063           0   3,955,326           0
Class 2002-A4     750,000,000           0     786,771     786,771           0           0     786,771
Class 2002-A5   1,250,000,000           0   1,134,375   1,134,375           0           0   3,823,264
Class 2002-A8   1,000,000,000           0   1,002,361   1,002,361           0           0   1,002,361
Class 2002-A9   1,000,000,000           0     907,500     907,500           0           0   3,058,611
Class 2002-B1     400,000,000           0     483,333     483,333           0           0   1,500,000
Class 2002-C1     400,000,000           0     659,556     659,556           0     659,556           0
Class 2002-C2     350,000,000           0   2,027,083   2,027,083           0   2,027,083           0
Class 2002-C3     275,000,000           0     476,438     476,438           0           0   1,605,771
Class 2003-A1   1,250,000,000           0   1,143,750   1,143,750           0   2,541,667           0
Class 2003-A1     500,000,000           0     526,491     526,491           0   1,649,411           0
Class 2003-A1     750,000,000           0     658,125     658,125           0   1,462,500           0
Class 2003-A2   1,500,000,000           0   1,296,281   1,296,281           0   2,889,219           0
Class 2003-A3     750,000,000           0     736,479     736,479           0           0   4,714,125
Class 2003-A4   1,250,000,000           0   1,334,722   1,334,722           0           0   3,918,056
Class 2003-A5   1,000,000,000           0   2,083,333   2,083,333           0  10,416,667           0
Class 2003-A6   1,250,000,000           0   1,113,797   1,113,797           0   5,100,623           0
Class 2003-A7     650,000,000           0     693,243     693,243           0     693,243           0
Class 2003-A8     750,000,000           0     658,547     658,547           0     658,547           0
Class 2003-A9   2,500,000,000           0   2,583,333   2,583,333           0   2,583,333           0
Class 2003-B1     500,000,000           0     575,556     575,556           0           0   1,870,556
Class 2003-C1     325,000,000           0     568,750     568,750           0   1,239,063           0
Class 2003-C2     150,000,000           0     280,292     280,292           0           0     822,792
Class 2003-C3     150,000,000           0     556,250     556,250           0   2,781,250           0
Class 2003-C4     300,000,000           0   1,250,000   1,250,000           0   3,750,000           0
Class 2004-A1   1,500,000,000           0   3,187,500   3,187,500           0   5,737,500           0


2. Principal Payments and Deposits to Principal Funding Sub-Accounts

  Class/Tranche   Targeted        Actual          Cumulative      Principal       Principal
                  Principal       Principal       Shortfall in    Funding         Payment On
                  Monthly         Monthly         Principal       Sub-Account     Payment Date
                  Deposit         Deposit         Funding         Balance
                                                  Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.

  -----------------------------------------------------------------------------
 (2) The information reported is for the Due Period ending and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 24, 2004
==============================================================================

3. Deposits to and Withdrawals from Class C Reserve Sub-Accounts
   -------------------------------------------------------------

  Class/Tranche   Targeted        Actual          Cumulative      Withdrawals     Class C
                  Deposit to      Deposit to      Shortfall in    from Class C    Reserve
                  Class C         Class C         Class C         Reserve         Sub-Account
                  Reserve         Reserve         Reserve         Sub-Account     Balance
                  Sub-Account     Sub-Account     Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.


4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of
   Class B and Class C Subordinated Amounts

 Class/Tranche   Maximum         Maximum     Class A      Class A       Cumulative      Cumulative
                 Enhancement     Enhancement Usage of     Usage of      Class A         Class A
                 Amount          Amount      Class B      Class C       Usage of        Usage of
                 Available       Available   Subordinated Subordinated  Class B         Class C
                 from Class      from Class  Amount for   Amount for    Subordinated    Subordinated
                 B Notes         C Notes     this Due     this Due      Amount          Amount
                                             Period       Period
--------------- ------------- ------------- ------------- ------------- ------------- --------------
Class 2000-A1      89,743,650   119,658,150
Class 2000-A3      59,829,100    79,772,100
Class 2001-A1      89,743,650   119,658,150
Class 2001-A2     134,615,475   179,487,225
Class 2001-A3               0   938,502,450
Class 2001-A4      66,335,515    88,447,316
Class 2001-A5      74,786,375    99,715,125
Class 2001-A6      74,786,375    99,715,125
Class 2001-A7      25,128,222    33,504,282
Class 2001-A8     104,700,925   139,601,175
Class 2002-A1      59,829,100    79,772,100
Class 2002-A10     59,829,100    79,772,100
Class 2002-A2      59,829,100    79,772,100
Class 2002-A3      59,829,100    79,772,100
Class 2002-A4      44,871,825    59,829,075
Class 2002-A5      74,786,375    99,715,125
Class 2002-A8      59,829,100    79,772,100
Class 2002-A9      59,829,100    79,772,100
Class 2003-A1      74,786,375    99,715,125
Class 2003-A10     29,914,550    39,886,050
Class 2003-A11     44,871,825    59,829,075
Class 2003-A2      89,743,650   119,658,150
Class 2003-A3      44,871,825    59,829,075
Class 2003-A4      74,786,375    99,715,125
Class 2003-A5      59,829,100    79,772,100
Class 2003-A6      74,786,375    99,715,125
Class 2003-A7      38,888,915    51,851,865
Class 2003-A8      44,871,825    59,829,075
Class 2003-A9     149,572,750   199,430,250
Class 2004-A1      89,743,650   119,658,150

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 24, 2004
==============================================================================

5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of
   Class C Subordinated Amounts

  Class/Tranche   Maximum Enhancement      Class B Usage of         Cumulative Class B
                  Amount Available from    Class C Subordinated     Usage of Class C
                  Class C Notes            Amount for this Due      Subordinated Amount
                                           Period
--------------- ------------------------ ------------------------ ------------------------
Class 2000-B1               466,666,655
Class 2000-B2               199,999,995
Class 2001-B1               466,666,655
Class 2001-B2               519,999,987
Class 2002-B1               533,333,320
Class 2003-B1               666,666,650


6. Reductions of and Reimbursements to Nominal Liquidation Amount

  Class/Tranche   Reduction       Reduction        Cumulative       Cumulative       Reimbursements
                  Resulting from  Resulting from   Reduction        Reduction        of prior
                  an Allocation   from a           Resulting from   Resulting from   reductions of
                  of Investor     Reallocation     an Allocation    an Reallocation  Nominal
                  Charge-offs     of Principal     of Investor      of Principal     Liquidation
                  for this Due    Collections      Charge-offs      Collections to   Amount for
                  Period          to pay           (net of          pay interest on  this Due
                                  interest on      Reimbursements)  senior classes   Period
                                  senior                            of Notes (net of
                                  classes of                        Reimbursements)
                                  Notes for
                                  this Due
                                  Period
--------------- ---------------- ---------------- ---------------- ---------------- ----------------
Nothing to report for this period.

   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this 15 day of March, 2004.




                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION, As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust
                                   and
                                As Servicer of Citibank Credit Card
                                   Master Trust I





                                By:    /s/   Andrew Lubliner
                                    ____________________________________
                                     Name:   Andrew Lubliner
                                     Title:  Authorized Representative
















































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